Exhibit 99.2

3rd Quarter Fiscal 2010 Financial Results Conference Call Thursday, August 5, 2010 4:30 p.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/09 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure. Reconciliations of the non-GAAP financial information contained in these slides are included in the earnings press release issued on August 5, 2010.

67% Increase in Non-GAAP Earnings $millions Q2 FY10 Q3 FY10 Change Revenues $ 148.4 $ 156.8 $ 8.4 Operating Profit before Special Charges 10.4 16.8 6.4 Non-Recurring Income & (Special Charges) 7.3 (0.3) (7.6) Interest & Other Income 0.2 0.2 0.0 Taxes 2.8 0.0 (2.8) Minorities & Joint Venture Earnings 0.3 (0.1) (0.4) Net Income attributable to Brooks $ 21.0 $ 16.6 $ 4.4 GAAP DEPS $0.33 $0.26 ($0.07) Non-GAAP DEPS $0.16 $0.26 $0.10

Margin Expansion continues $millions Q2 FY10 Q3 FY10 Change Revenues $ 148.4 $ 156.8 $ 8.4 Gross Profit % to sales 38.9 26.3% 45.9 29.3% 7.0 R&D Expense 7.7 7.9 (0.2) SG&A Expense 20.8 21.2 (0.4) Operating Profit before Special Charges $ 10.4 7.0% $ 16.8 10.7% $ 6.4

Revenue and Earnings Waterfall 2nd Quarter Fiscal 2010 $ 148.4 $ 10.4 Critical Solutions business growth 4.0 2.6 Systems Solutions business growth 4.6 3.2 GCO (Service) business growth (0.2) 0.1 Increased engineering investments (0.2) Stock compensation expense 0.7 3rd Quarter Fiscal 2010 $ 156.8 $ 16.8 Operating Profit Revenues (loss) before Special Charges

$90 million Annualized Adjusted EBITDA Run Rate Q3FY09 Q4 FY09 Q1FY10 Q2FY10 Q3FY10 Revenues 43.9 64.1 106.2 148.4 156.8 Adj EBITDA -17.2 -8.7 5.6 17.3 22.5 R E V E N E S A D J E B I T D A

Continued Cash Growth Adjusted EBITDA $ 22.5 Restructuring cash flow (1.5) Net Interest income 0.2 Working capital support of revenue growth (12.6) Cash flow from Continuing Operations 8.6 Capital Expenditures (0.7) Currency and other (0.7) Net Change in Cash and Marketable Investments $ 7.2 A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on August 5, 2010 $ millions

Critical Balance Sheet Accounts $ millions March 2010 June 2010 Comments on Sequential Trends Cash and Marketable Securities 125.8 132.9 Accounts receivable, net 67.6 71.9 DSO approximately flat Inventories, net 103.5 116.9 Investment to support cost reductions Accounts payable (66.7) (70.5) Accrued restructuring costs (current & long term) (5.8) (4.6) Working Capital at 14.3% of annualized quarter sales

Critical Solutions Segment $ millions Q2FY10 Q3FY10 Comments on Sequential Trends Revenues $ 60.0 $ 64.0 6.7% sequential growth Gross Profit 22.6 25.6 Margins improve to 40.0% Operating Expenses 14.9 15.4 Higher engineering investments Segment Operating Income $ 7.7 $ 10.2 16% operating margin

Systems Solutions Segment $ millions Q2FY10 Q3FY10 Comments on Sequential Trends Revenues $ 72.6 $ 77.2 6.3% sequential growth Gross Profit 13.1 16.8 21.8% gross margin Operating Expenses 9.0 9.2 Segment Operating Income $ 4.1 $ 7.6 9.8% operating margin

Global Customer Operations $ millions Q2FY10 Q3FY10 Comments on Sequential Trends Revenues $ 15.7 $ 15.6 Gross Profit 3.3 3.5 22.5% service & repair margins Operating Expenses 3.8 3.8 Segment Operating Loss $(0.5) $(0.3) Includes costs of global customer support

Looking Forward September quarter - Revenues in excess of $175 million and Diluted EPS of between $0.31 and $0.34. ROIC of the business driven to above 35% No evidence of December quarter slow down resulting in Calendar Year 2010 non-GAAP Diluted EPS above $1.00.

Exiting FY10 at Close to $120 million Adjusted EBITDA Run Rate Q3FY09 Q4 FY09 Q1FY10 Q2FY10 Q3FY10 Q4 FY10 Revenues 43.9 64.1 106.2 148.4 156.8 175 Adj EBITDA -17.2 -8.7 5.6 17.3 22.5 29 R E V E N E S A D J E B I T D A

3rd Quarter Fiscal 2010 Financial Results Conference Call Thursday, August 5, 2010 4:30 p.m. ET